                                  Schedule 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                            [X]

Filed by a Party other than the Registrant         [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement       [ ]  Confidential, For Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

[ ]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Under Rule 14a-12

                           NETAMERICA.COM CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

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(2)     Aggregate number of securities to which transaction applies:

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(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)     Proposed maximum aggregate value of transaction:

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(5)     Total fee paid:

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[ ]     Fee paid previously with preliminary materials:

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[ ]     Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

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(2)     Form, Schedule or Registration Statement No.:

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(3)     Filing Party:

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(4)     Date Filed:

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

                                                                  March 30, 2000


Dear NetAmerica.com Corporation Shareholder:

        You are cordially invited to attend NetAmerica.com Corporation's 2000 annual meeting of shareholders to be held on Thursday, April 20, 2000 at 10:00 a.m., pacific standard time, at The Park Hyatt Hotel, 333 Battery Park Street, San Francisco, California 94111.

        An outline of the business to be conducted at the meeting is given in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. In addition to the matters to be voted on, there will be a report on our progress and an opportunity for shareholders to ask questions.

        I hope you will be able to join us. To ensure your representation at the meeting, I encourage you to complete, sign and return the enclosed proxy card as soon as possible. Your vote is very important. Whether you own a few or many shares of stock, it is important that your shares be represented.

                                             Sincerely,



                                             Donald Sledge
                                             Chairman and
                                             Chief Executive Officer

                           NETAMERICA.COM CORPORATION

       -------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 20, 2000


TO THE SHAREHOLDERS:

        The annual meeting of shareholders of NetAmerica.com Corporation will be held on Thursday, April 20, 2000 at 10:00 a.m., pacific standard time, at The Park Hyatt Hotel, 333 Battery Park Street, San Francisco, California 94111. At the meeting, you will be asked:

        1. To elect five directors to serve until the 2001 annual meeting of shareholders;

        2. To adopt an amendment to the Company's Certificate of Incorporation changing the name of the corporation to RateXchange Corporation;

        3.   To approve the adoption of the 2000 Stock Option and Incentive
             Plan;

        4. To adopt an amendment to the Company's Certificate of Incorporation authorizing 60,000,000 shares of preferred stock; and

        5. To transact such other business as may properly be presented at the annual meeting.

        The foregoing items of business are more fully described in the proxy statement accompanying this notice.

        If you were a shareholder of record at the close of business on March 27, 2000, you may vote at the annual meeting and any adjournment(s) thereof.

        We invite all shareholders to attend the meeting in person. If you attend the meeting, you may vote in person even if you previously signed and returned a proxy.

                                            FOR THE BOARD OF DIRECTORS



                                            Paul Wescott
                                            Chief Operating Officer and
                                            Secretary/Treasurer

San Francisco, California
March 30, 2000.



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YOUR VOTE IS IMPORTANT. TO ASSURE REPRESENTATION OF YOUR SHARES, PLEASE
COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

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

                           NETAMERICA.COM CORPORATION
                           TWO EMBARCADERO, SUITE 200
                         SAN FRANCISCO, CALIFORNIA 94111

                                 ---------------

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

GENERAL

     NetAmerica.com Corporation, a Delaware corporation, is soliciting this proxy on behalf of its Board of Directors to be voted at the 2000 annual meeting of shareholders to be held on Thursday, April 20, 2000, at 10:00 a.m., pacific standard time, or at any adjournment or postponement thereof. The annual meeting of shareholders will be held at The Park Hyatt Hotel, 333 Battery Park Street, San Francisco, California 94111.

METHOD OF PROXY SOLICITATION

     These proxy solicitation materials were mailed on or about March 30, 2000 to all shareholders entitled to vote at the meeting. NetAmerica.com will pay the cost of soliciting these proxies. These costs include the expenses of preparing and mailing proxy materials for the annual meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding the proxy materials. Directors, officers and employees of NetAmerica.com may also solicit proxies without additional compensation.

VOTING OF PROXIES

     Your shares will be voted as you direct on your signed proxy card. If you do not specify on your proxy card how you want to vote your shares, we will vote signed returned proxies:

     -   FOR the election of the board's nominees for director,

     - FOR an amendment to the Company's Certificate of Incorporation changing the Company's name to RateXchange Corporation,

     -   FOR adoption of the 2000 Stock Option and Incentive Plan, and

     - FOR an amendment to the Company's Certificate of Incorporation authorizing 60,000,000 shares of preferred stock.

     We do not know of any other business that may be presented at the annual meeting. If a proposal other than those listed in the notice is presented at the annual meeting, your signed proxy card gives authority to the persons named in the proxy to vote your shares on such matters in their discretion.

REQUIRED VOTE

     Record holders of shares of NetAmerica.com's common stock, par value $.0001 per share, at the close of business on March 27, 2000, may vote at the meeting. Each shareholder has one vote for each share of common stock the shareholder owns. At the close of business on March 27, 2000, there were 14,286,323 shares of common stock outstanding.

     The affirmative vote of a majority of a quorum of shareholders is required for approval of all items submitted to the shareholders for their consideration. NetAmerica.com's bylaws provide that a majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum for transaction of business. An automated system administered by NetAmerica.com's transfer agent tabulates the votes. Abstentions and broker non-votes are counted as present for purposes of establishing a quorum. Each is tabulated separately. Abstentions are counted as voted and broker non-votes are counted as unvoted for determining the approval of any matter submitted to the shareholders for a vote. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have the authority to do so.

REVOCABILITY OF PROXIES

     You may revoke your proxy by giving written notice to the Secretary of NetAmerica.com or by delivering a later proxy to the Secretary, either of which must be received prior to the annual meeting, or by attending the meeting and voting in person.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     The Board of Directors has nominated five directors for election at the 2000 annual meeting. If you elect them, they will hold office until the next annual meeting, until their respective successors are duly elected and qualified, or until they retire. Cumulative voting is not permitted. Unless you specify otherwise, your returned signed proxy will be voted in favor of each of the nominees. In the event a nominee is unable to serve, your proxy may vote for another person nominated by the board to fill that vacancy. The Board of Directors has no reason to believe that any of the nominees will be unavailable. All directors have served continuously since first elected as a director.

VOTE REQUIRED

     The affirmative vote of a majority of a quorum of shareholders is required to elect a director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

                                    DIRECTORS

     Set forth below are the principal occupations of, and other information regarding, the director nominees.

DOUGLAS D. COLE,

     Director of NetAmerica.com since August 1998. Mr. Cole is also a director of two of our subsidiaries, RateXchange, Inc. and PolarCap, Inc. He served as Chairman, Chief Executive Officer, President and Principal Accounting Officer of NetAmerica.com from April 1999 to February 2000. He has served as the CEO of PolarCap, Inc. since its inception. For the past twenty years, Mr. Cole has worked in the information technology industry, with focus on sales and marketing. He has successfully completed numerous acquisitions and strategic partnerships with various companies. Currently, Mr. Cole is acting Chief Executive Officer and a member of the Board of Directors of Fulcrum International, Inc., a privately held Delaware corporation. Mr. Cole is a former board member of:

 - VR1, a privately-held Boulder, Colorado company engaged in the business of Internet multi-player games,

 - Intelliquis International, Inc., a publicly-held company in software wholesale, and

 - RedFish Telemetrix, a privately-held Irvine, California company engaged in the business of long distance optimization hardware.

From 1995 to 1996, Mr. Cole served as President and CEO of Starpress, Inc. after Great Bear Technology Company, a publicly held California company, acquired it. He served as President and CEO of Great Bear from 1993 through 1996. From 1985 through 1991 he served as President, CEO and Executive Vice President of Insight Development Corporation, a company engaged in the business of network printing utilities for Hewlett Packard. From 1977 through 1985 he served as Vice President of Sales and Marketing of The David Jamison Carlyle Corporation. Mr. Cole graduated from the University of California, Berkeley, in 1978 with a Bachelor of Arts degree in Social Science. Age: 44.

DONALD H. SLEDGE,

     Director of NetAmerica.com since September 1999 and Chairman and Chief Executive Officer since February 2000. Mr. Sledge is also the Chairman of the Board and Chief Executive Officer of RateXchange, Inc. Previously, he served as Vice Chairman and Chief Executive Officer of TeleHub Communications Corporation, a next generation ATM-based telecommunications company. From 1994 to 1995, Mr. Sledge was President and Chief Operating Officer of WCT, a $160 million long-distance telephone company which was one of Fortune Magazine's 25 fastest growing public companies before it was acquired by Frontier Corporation. Mr. Sledge has also served as:

- head of operations for New T&T, a Hong Kong based start-up company competing with Hong Kong Telephone,



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

-   Chairman and Chief Executive Officer of New Zealand Telecom International,

- a member of the executive board of TCNZ, where he led privatization and public offerings,

- Managing Director of New Zealand's largest operating telephone company, Telecom Auckland Ltd., and

-   President and Chief Executive Officer of Pacific Telesis International.

One of the subsidiaries of TeleHub Communications, TeleHub Network Services Corporation, filed for bankruptcy several months after Mr. Sledge resigned from TeleHub. Mr. Sledge holds a Master of Business Administration degree and a Bachelor of Arts degree in Industrial Management from Texas Technological University. Age: 59.

CHRISTOPHER J. VIZAS, JR.

     Director of NetAmerica.com since February 2000. Mr. Vizas is currently the Chairman and Chief Executive Officer of eGlobe, Inc. Mr. Vizas was elected Chairman and appointed CEO of this Nasdaq traded company in December 1997. eGlobe, Inc. operates in 41 nations and territories around the world and originates telecommunications traffic in more than 90 countries. It provides global enhanced telecommunications services, primarily Internet protocol-based services, to carriers around the world. Through longstanding affiliations with dominant carriers in key markets world-wide, eGlobe is building an intelligent IP network. Current products and services of eGlobe, Inc. include IP voice, IP fax, a range of calling card capabilities and unified messaging, along with a global routing validation and billing competence. Mr. Vizas has extensive experience in the structuring, development and early stage financing of telecommunications and information technology business in North America, Europe and Asia. Among other ventures, he was the co-founder of Orion Network Systems, the first private multinational satellite company, and served as its Director and Vice Chairman.

     Between March 1995 and April 1997, Mr. Vizas was Chief Executive officer of Quo Vadis International, LLC, a Delaware company providing financial and investment advice. Between April 1994 and March 1995, he was Managing Director of Kouri Capital Group, a private company that also provides financial and investment advisory services. Prior to pursuing his business interests, Mr. Vizas held various positions in the United States government, serving in the White House Office of Telecommunications Policy, as Special Counsel to the U.S. Privacy Commission and on the staff of the U.S. House of Representatives. He has represented the United States in international proceedings and has advised other governments with regard to ITU and trade issues. Mr. Vizas is a graduate of Yale University. Age: 50.

D. JONATHAN MERRIMAN

     Director of NetAmerica.com since February 2000. Mr. Merriman is currently on the Board of Directors of First Security Van Kasper, BigStar Entertainment, SSE Telecom, Leading Brands Inc. (formerly Brio Industries) and Fiberstars, Inc. He brings with him 19 years of broad-based institutional investment experience. In June 1998, Mr. Merriman became Managing Director and Head of the Equity Capital Markets Group of First Security Van Kasper. In this capacity, he oversees the Research, Institutional Sales, Equity Trading Syndicate and Derivatives Trading departments. As a First Security Van Kasper board member, Mr. Merriman also serves on the Management Committee, the Executive Committee, the Commitment Committee and the First Security Van Kasper Advisors Investment Committee.

     Since June 1997, Mr. Merriman has served as Managing Director and head of Capital Markets at The Seidler Companies in Los Angeles, where he also serves on that firm's Board of Directors. Since December 1990, he has served as Managing Director of Imperial Capital. Prior to Seidler, Mr. Merriman was Director of Equities for Dabney/Resnick/Imperial, LLC where he increased that firm's equity department from two principals to a sales, research and trading operation comprising over 35 professionals. In 1989, Mr. Merriman co-founded the hedge fund company Curhan, Merriman Capital Management, Inc., which managed money for high net worth individuals and corporations in a market neutral strategy. Prior to Curhan, Merriman Capital Management, Inc., he worked in the Risk Arbitrage Department at Bear Stearns & Co. as a trader/analyst where he covered hedge and arbitrage funds, researched special situations, and managed a position trading account for the firm. Mr. Merriman began his career with Merrill Lynch's Investment Banking Division where he worked on public offerings for growth companies. He then joined Merrill Lynch's Institutional Equity Sales Department, covering both mainstream institutions and equity hedge funds, while completing coursework at New York University's Graduate School of Business. Mr. Merriman received his Bachelor of Arts in Psychology from Dartmouth College. Age: 39.

RONALD E. SPEARS

     Director of NetAmerica.com since March 2000. Since May 1999, Mr. Spears has overseen the formulation and implementation of CMGI Solutions' corporate-wide development related to strategic planning, corporate vision, marketing, business alliances and communications as CMGI Solutions' President and Chief Executive Officer. He has over 20 years of leadership in the communications industry, and has managed both telecommunications start-ups and established long distance powerhouses. Mr. Spears joined CMGI Solutions after serving as an executive officer of e.spire Communications, Inc., one of the nation's fastest growing integrated communications providers. As President and Chief Operating Officer of e.spire Communications, Mr. Spears was responsible for day-to-day business operations, including marketing, sales, customer service, network planning and implementation, technology support and information systems. Previously he was Corporate Vice President at Citizens Utilities, managing that company's independent telephone company operations in 13 states, as well as director of CLEC operations in five markets. He also served as President of MCI's Midwest Division, from 1984 to 1990. A pioneer of the competitive long distance industry, Mr. Spears began his career in telecommunications as a Manager of AT&T Longlines, following eight years as an officer in the U.S. Army. He is a graduate of the United States Military Academy at West Point and also holds a Master's Degree in Public Service from Western Kentucky University. Age 51.

BOARD MEETINGS AND COMMITTEES

     In fiscal year 1999 the Board of Directors held two board meetings, with each board member in attendance. The board also executed various resolutions and written actions in lieu of meeting. During the 1999 fiscal year, the board established an Audit Committee and a Compensation Committee.

     The principal functions of the Audit Committee are to recommend engagement of our independent auditors, to consult with our auditors concerning the scope of the audit and to review with them the results of their examination, to approve the services performed by the independent auditors, to review and approve any material accounting policy changes affecting our operating results and to review our financial control procedures and personnel. The following board members served as Audit Committee members during 1999: John Dixon, Edward Mooney and Douglas Cole. John Dixon and Edward Mooney resigned as committee members pursuant to their resignations from the board in February 2000 and were replaced by Christopher Vizas and D. Jonathan Merriman. The Audit Committee held no meetings in 1999.

     The Compensation Committee reviews compensation and benefits for NetAmerica.com's executives. The Compensation Committee also administers NetAmerica.com's stock option plans. Pursuant to delegated authority from the Board of Directors, Donald Sledge, as Chief Executive Officer, determines all salaries except for NetAmerica.com's corporate officers. The following board members served as Compensation Committee members during 1999: Douglas Cole, John Dixon and Douglas Glen. John Dixon and Douglas Glen resigned from the Committee pursuant to their resignations from the board in February and March 2000 and were replaced by Christopher Vizas and Ronald Spears. The Compensation Committee held one meeting in 1999, with each member of the committee in attendance.

COMPENSATION OF DIRECTORS

     Directors of the Company may receive stock option grants for service on the board at the sole discretion of non-interested board members. Messrs. Cole and Mooney each received options to purchase 100,000 shares of the Company's common stock in January 1999 at an exercise price of $1.60 per share for their services as board members. Mr. Glen received options to purchase 175,000 shares of Company stock in April 1999 at an exercise price of $1.60 per share for his service as a board member. For their services on the board, Messrs. Sledge and Dixon each received options to purchase 100,000 shares of Company stock in October 1999 at an exercise price of $2.75 per share. NetAmerica.com's non-employee directors receive $500 for each board meeting attended in person and $100 for each board meeting attended telephonically, plus out-of-pocket expenses. There is no separate compensation for committee meeting attendance.


                                  PROPOSAL TWO
                     AMENDMENT TO CHANGE THE COMPANY'S NAME
                           TO RATEXCHANGE CORPORATION


     The Board of Directors of NetAmerica.com has approved, and recommends that shareholders approve, adoption of an amendment to the Company's Certificate of Incorporation changing the Company's name from NetAmerica.com Corporation to RateXchange Corporation.

     It is the Company's intent to restructure itself to focus its business strategy on the continued development and expansion of the operations of its subsidiary, RateXchange, Inc., which provides a business-to-business e-commerce marketplace for buying and selling bandwidth and other telecommunications products and services. As part of this restructuring, the Company intends to change its name to RateXchange Corporation. The Board believes that changing the Company's name to RateXchange Corporation will better reflect the Company's focus on the business-to-business e-commerce vertical marketplace for the telecommunications industry.

     The amendment to the Certificate of Incorporation changing the Company's name to RateXchange Corporation, if approved by shareholders, will be effective upon the execution, acknowledgement and filing of a certificate of amendment with the Delaware Secretary of State.

     This summary of the amendment is qualified in its entirety by reference to the amendment itself, "Certificate of Amendment of Certificate of Incorporation of NetAmerica.com Corporation," a copy of which is attached hereto as Appendix A.

VOTE REQUIRED

     The affirmative vote of a majority of a quorum of shareholders is required to amend the Company's Certificate of Incorporation to change the Company's name.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO ADOPT AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION CHANGING THE COMPANY'S NAME TO RATEXCHANGE CORPORATION.


                                 PROPOSAL THREE
              APPROVAL OF THE 2000 STOCK OPTION AND INCENTIVE PLAN


     The Board of Directors of NetAmerica.com has approved, and recommends that shareholders approve, adoption of the 2000 Stock Option and Incentive Plan for employees, officers and directors of, and consultants and advisors to, the Company and any subsidiary.

     The board believes that the issuance of stock options, restricted stock and restricted stock units under the 2000 Plan is an essential element of the compensation package the Company uses to attract and retain employees in the highly competitive Internet and e-commerce industries. The 2000 Plan utilizes vesting periods and other restrictions to encourage key employees to continue in the employ of the Company which vesting periods and restrictions act as retention devices for those employees and encourage them to maintain a long-term perspective. Furthermore, such issuances promote the success and enhance the value of the Company by linking the personal interests of its employees, officers, directors, consultants and advisors to those of its shareholders and by providing such individuals with an incentive to work to maximize shareholder value.

     The plan, if approved by shareholders, will have an effective date of February 28, 2000, the date the 2000 Plan was approved by the board. An aggregate of 5,000,000 shares of our common stock will be available for grant under the 2000 Plan. We intend to register all of the shares available under the plan on Form S-8 under the Securities Act of 1933 as soon as practicable after receiving shareholder approval pursuant to this Proxy Statement.

     Because they may be granted stock options, restricted stock and restricted stock units under the 2000 Plan, the Company's officers and directors have a direct, substantial interest in this proposal.

     The plan is described in more detail under the heading "2000 Stock Option and Incentive Plan," beginning on page 13 of this Proxy Statement and is qualified in its entirety by reference to the 2000 Plan, a copy of which is attached hereto as Appendix B.

VOTE REQUIRED

     The affirmative vote of a majority of a quorum of shareholders is required for the adoption of the 2000 Stock Option and Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ADOPTION OF THE 2000 STOCK OPTION AND INCENTIVE PLAN.


                                  PROPOSAL FOUR
                        AUTHORIZATION OF PREFERRED STOCK


     The Board of Directors of NetAmerica.com has approved, and recommends that shareholders approve, adoption of an amendment to the Company's Certificate of Incorporation authorizing 60,000,000 shares of blank check preferred stock. The term "blank check" preferred stock refers to stock for which the designations, preferences, rights, qualifications, limitations or restrictions thereof are determined by the Board of Directors. Thus, if the preferred stock is approved, the Board of Directors would be entitled to authorize the creation and issuance of up to 60,000,000 shares of preferred stock in one or more series with such limitations and restrictions as may be determined at the board's sole discretion, without further authorization by the Company's shareholders. Shareholders will not have preemptive rights to subscribe for shares of preferred stock.

     The Company currently has no authorized stock other than common stock. The Board of Directors believes that it is advisable to authorize the preferred shares and have them available in connection with possible future transactions, such as financings, strategic alliances, corporate mergers, acquisitions, possible funding of new product programs or businesses and other uses not presently determinable and as may be deemed feasible and in the best interests of the Company.

     The Board of Directors believes that authorizing the Company to issue blank check preferred stock will provide the Company with a capital structure better suited to meet the Company's short and long-term capital needs. Having the authority to create an equity instrument with provisions to be determined at the time of issuance provides for great flexibility in financing the future operations of the Company. For example, blank check preferred stock permits the Company to negotiate the precise terms of an equity investment by creating a new series of preferred stock without incurring the cost and delay of obtaining shareholder approval, except as otherwise required by law. This allows the Company to more effectively negotiate with and satisfy the precise financial criteria of any investor in a timely manner. Many investors require a stated return on their investment and/or convertibility into common stock or other features which preferred stock can be designated to provide. Although the Board of Directors believes that having the ability to offer preferred stock as an alternative to common stock will greatly enhance the Company's ability to obtain financing, there can be no assurance that the Company will be able to raise such financing on terms acceptable to the Company, if at all.

     The Board of Directors is required by Delaware law to make any determination to issue shares of preferred stock based upon the best interests of the Company and its shareholders. When in the judgment of the Board of Directors such action would be in the best interests of our shareholders, the issuance of preferred stock could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company, for example, by the sale of preferred stock to purchasers favorable to the Board of Directors. In addition, the Board of Directors could authorize holders of a series of preferred stock to vote either separately as a class or with the holders of common stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. It may also be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interests of the Company and its shareholders.

     The authorization of new shares of preferred stock will not, by itself, have any effect on the rights of the holders of shares of common stock. Nonetheless, the issuance of the preferred stock could affect the holders of common stock in a number of respects, including: (i) if voting rights are granted to holders of preferred stock, the voting power of holders of common stock will be diluted, (ii) the issuance of preferred stock may result in a dilution of earnings per share of the common stock, (iii) dividends payable on the preferred stock will reduce the amount of funds available for payment of dividends on the common stock, and (iv) future amendments to the Certificate of Incorporation affecting holders of preferred stock may require approval by the separate vote of these shareholders (in addition to the approval of the holders of shares of the common stock) before action can be taken by the Company.

     Currently, the board does not know pursuant to which transactions all of the blank check preferred stock may be issued. Specifically, the board cannot anticipate the nature or amount of consideration to be received by the Company in exchange for all of these shares. Although the board also cannot determine at this point what portion of the consideration received upon the sale of these shares will be devoted to which specific purposes, the board does anticipate that most of the net proceeds realized will be used as general working capital. Additionally, the board cannot anticipate, in each case, whether the preferred stock will be issued otherwise than in a general public offering for cash.

     The amendment to the Certificate of Incorporation authorizing 60,000,000 shares of blank check preferred stock, if approved by shareholders, will be effective upon the execution, acknowledgement and filing of a certificate of amendment with the Delaware Secretary of State.

     The board reserves the right, notwithstanding shareholder approval and without further action by shareholders, to not proceed with the amendment if, at any time prior to filing the Certificate of Amendment with the Secretary of State of the State of Delaware, or prior to the effective date of the Certificate of Amendment, the board, in its sole discretion, determines that the amendment is no longer in the best interests of the Company and its shareholders. The board may consider a variety of factors in determining whether or not to implement the amendment including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the market price per share of the Company's common stock, business and transactional developments and the Company's actual and projected financial performance.

     This summary of information concerning the Amendment is qualified in its entirety by reference to the amendment itself, "Certificate of Amendment of Certificate of Incorporation of NetAmerica.com Corporation," a copy of which is attached hereto as Appendix A.

VOTE REQUIRED

     The affirmative vote of a majority of a quorum of shareholders is required to amend the Company's Certificate of Incorporation to authorize 60,000,000 shares of preferred stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THIS PROPOSAL TO AUTHORIZE 60,000,000 SHARES OF PREFERRED STOCK.

                                OTHER INFORMATION

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of common stock of the Company, other than directors' qualifying shares, as of March 27, 2000, by (i) each person who is known by us to own beneficially more than five percent, (ii) each of our directors and director nominees, (iii) each of our executive officers including all those who served as chief executive officer during the 1999 fiscal year and (iv) all directors and executive officers as a group.

                                                                SHARES
                                                             BENEFICIALLY
NON-MANAGEMENT BENEFICIAL OWNERS                                 OWNED        PERCENTAGE(1)
-------------------------------------------------------      -------------    -------------
Maroon Bells Capital Partners, Inc.(2)                         1,722,844            11.85%
450 Sansome Street, Suite 1550, San Francisco, CA 94111

Malcolm E. Rogers(3)                                             843,000             5.84%
1239 Shendoah Drive, Seattle, WA 98112

Theodore Swindells(4)                                          1,822,844            12.54%
450 Sansome Street, Suite 1550, San Francisco, CA 94111

DIRECTORS AND EXECUTIVE OFFICERS

Douglas Cole(5)                                                  818,151             5.67%

Edward Mooney(6)                                                 562,500             3.89%

Donald Sledge(7)                                                 600,000             4.03%

Christopher Vizas(8)                                              50,000                *

Ross Mayfield(9)                                                 161,988             1.12%

Paul Wescott(10)                                                  75,000                *

Ronald Spears(11)                                                 50,000                *

D. Jonathan Merriman(12)                                         150,000             1.05%

Phillip Rice(13)                                                       0                *

All Directors and Executive Officers(14)                       2,467,639            15.85%

----------

     * Less than one percent.

(1) Applicable percentage ownership is based on 14,286,323 shares of common stock outstanding as of the record date, March 27, 2000. Pursuant to the rules of the Securities and Exchange Commission, shares shown as "beneficially" owned include all shares of which the persons listed have the right to acquire beneficial ownership within 60 days of the record date, including (a) shares subject to options, warrants or any other right exercisable within 60 days of the record date, even if these shares are not currently outstanding, (b) shares attainable through conversion of other securities, even if these shares are not currently outstanding, (c) shares that may be obtained pursuant to the power to revoke a trust, discretionary account or similar arrangement and (d) shares that may be obtained pursuant to the automatic termination of a trust, discretionary account or similar arrangement. This information is not necessarily indicative of beneficial ownership for any other purpose. Our directors and executive officers have sole voting and investment power over the shares of common stock held in their names, except as noted in the following footnotes.

(2) Includes 1,059,469 shares of common stock beneficially held by Theodore Swindells and 200,000 shares of common stock held of record by Phillip Magiera. Messrs. Swindells and Magiera are principals of Maroon Bells Capital Partners, Inc. (MBCP). MBCP disclaims beneficial ownership of these shares. Also includes currently exercisable warrants to purchase 250,000 shares at $2.75 per share and 3,375 shares at $5 per share.

(3) Includes currently exercisable options to purchase 50,000 shares of common stock at $0.33 per share, 50,000 shares of common stock at $1.06 per share and 50,000 shares of common stock at $2.75 per share.

(4) Includes 463,375 shares of common stock held of record by MBCP, including currently exercisable warrants to purchase 253,375 shares held by MBCP. Mr. Swindells, who is a principal of MBCP, may be deemed a beneficial owner of the shares held of record by MBCP. Mr. Swindells disclaims beneficial ownership these shares. Also includes 300,000 shares of common stock held by Mr. Swindells' family.

(5) Includes 35,500 shares held by members of Mr. Cole's family. Includes currently exercisable options to purchase 100,000 shares of common stock at $1.60 per share, and 50,000 shares of common stock at $7 per share. Mr. Cole also holds options to purchase 50,000 shares of common stock that are not currently exercisable.

(6) Includes Mr. Mooney's currently exercisable options to purchase 100,000 shares of common stock at $1.60 per share, and 62,500 shares of common stock at $7 per share. Mr. Mooney also holds options to purchase 37,500 shares of common stock that are not currently exercisable.

(7) Includes Mr. Sledge's currently exercisable options to purchase 100,000 shares of common stock at $2.75 per share, and 500,000 shares of common stock at $7 per share. Mr. Sledge holds additional options to purchase 1,000,000 shares of common stock that are not currently exercisable.

(8) Includes Mr. Vizas' currently exercisable options to purchase 50,000 shares of common stock at $7 per share. Mr. Vizas also holds options to purchase 50,000 shares of common stock that are not currently exercisable.

(9) Includes Mr. Mayfield's currently exercisable options to purchase 145,313 shares of common stock at $7 per share. Mr. Mayfield also holds options to purchase 254,687 shares of common stock that are not currently exercisable.

(10) Includes Mr. Wescott's currently exercisable options to purchase 75,000 shares of common stock at $2.75 per share. Mr. Wescott also holds options to purchase an additional 325,000 shares of common stock that are not currently exercisable.

(11) Includes Mr. Spears' currently exercisable options to purchase 50,000 shares of common stock at $7 per share. Mr. Spears also holds options to purchase 50,000 shares of common stock that are not currently exercisable.

(12) Includes Mr. Merriman's currently exercisable options to purchase 50,000 shares of common stock at $7 per share. Mr. Merriman also holds options to purchase 50,000 shares of common stock that are not currently exercisable.

(13) Mr. Rice holds options to purchase 250,000 shares of common stock that are not currently exercisable.

(14) The total for directors and officers as a group includes 1,184,826 shares of common stock and 1,282,813 shares subject to outstanding stock options that are currently exercisable.

EXECUTIVE COMPENSATION

     The following table sets forth information regarding the compensation paid for services rendered during the last three completed fiscal years to the Chief Executive Officer and the executive officers of NetAmerica.com, as well as certain executive officers of our subsidiary, RateXchange, Inc., who were appointed executive officers of NetAmerica.com in February 2000, whose annual salary, bonus and other compensation exceeded $100,000 in 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                  Long-Term Compensation
                                                                           ------------------------------------
                                              Annual Compensation                   Awards             Payouts
                                      ------------------------------------          ------             -------
                                                                           Restricted    Securities
Name and Principal                                            Other Annual   Stock       Underlying      LTIP       All Other
Position                   Year        Salary       Bonus     Compensation   Awards       Options      Payouts    Compensation
------------------       --------     --------     --------   ------------ ----------    ----------    --------   ------------
Douglas Cole(1)              1999     $126,000     $125,000     $      0     $      0      100,000     $      0     $      0
     Chairman and
     Chief Executive         1998          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     Officer
                             1997          N/A          N/A          N/A          N/A          N/A          N/A          N/A

Edward Mooney(2)             1999     $ 90,000     $125,000     $      0     $      0      100,000     $      0     $      0
     Executive Vice
     President,              1998          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     Secretary and
     Treasurer               1997          N/A          N/A          N/A          N/A          N/A          N/A          N/A

Donald Sledge(3)             1999     $ 94,653     $ 75,000     $      0     $      0      100,000     $      0     $      0
     Chairman and
     Chief Executive         1998          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     Officer
                             1997          N/A          N/A          N/A          N/A          N/A          N/A          N/A

Ross Mayfield(4)             1999     $ 87,619     $      0     $      0     $      0      100,000     $      0     $      0
     President
                             1998          N/A          N/A          N/A          N/A          N/A          N/A          N/A

                             1997          N/A          N/A          N/A          N/A          N/A          N/A          N/A

Paul Wescott(5)              1999     $ 64,230     $      0     $      0     $      0      150,000     $      0     $      0
     Chief Operating
     Officer and             1998          N/A          N/A          N/A          N/A          N/A          N/A          N/A
     Secretary/
     Treasurer               1997          N/A          N/A          N/A          N/A          N/A          N/A          N/A

(1) Mr. Cole was hired as an officer on April 1, 1999 and resigned in February 2000. Mr. Cole's annual salary was $168,000 plus a bonus, pursuant to his employment agreement. Mr. Cole's bonus of $125,000 accrued at year end on the Company's books; however, the bonus was not paid to Mr. Cole until 2000.

(2) Mr. Mooney was hired as an officer on April 1, 1999 and resigned in February 2000. Mr. Mooney's annual salary was $120,000 plus a bonus, pursuant to his employment agreement. Mr. Mooney's bonus of $125,000 accrued at year end on the Company's books; however, the bonus was not paid to Mr. Mooney until 2000.

(3) Mr. Sledge was hired on September 15, 1999 as one of our directors and as the Chairman and CEO of RateXchange, Inc., one of our subsidiaries. Mr. Sledge was appointed our Chairman and Chief Executive Officer in February 2000. Mr. Sledge's annual salary at RateXchange was $300,000 plus a bonus, pursuant to his employment agreement. Mr. Sledge also received approximately $1,000 each month for car allowance and approximately $1,000 each month for payment of whole life insurance premiums.

(4) Mr. Mayfield was hired as an executive officer of RateXchange, Inc., one of our subsidiaries, in July 1999. While employed at RateXchange, Mr. Mayfield served, at various times during 1999, as Vice President of Sales and Marketing, Chief Operating Officer and President. Mr. Mayfield's annual salary at RateXchange during 1999 was $165,000, plus a bonus, pursuant to his employment agreement. Mr. Mayfield was appointed our President in February 2000.

(5) Mr. Wescott was hired as an executive officer of RateXchange, Inc., one of our subsidiaries, in September 1999. While employed at RateXchange, Mr. Wescott served, at various times during 1999, as an Executive Vice President, Chief Operating Officer and Vice President of Business Development. Mr. Wescott's annual salary at RateXchange during 1999 was $165,000, plus bonuses, pursuant to his employment agreement. Mr. Wescott was appointed our Chief Operating Officer, Secretary and Treasurer in February 2000.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information regarding options granted during fiscal year 1999 to the named executive officers. No stock appreciation rights were granted in 1999.

                                    Individual Grants
                   ----------------------------------------------------
                                   Percent                                      Potential Realizable
                   Number of       of Total                                    Value at Assumed Annual
                   Securities      Options       Exercise                        Rates of Stock Price
                   Underlying     Granted to      or Base                    Appreciation for Option Term
                    Options       Employees      Price Per    Expiration
Name                Granted        in 1999       Share(1)        Date           5% ($)          10% ($)
---------------------------------------------------------------------------------------------------------
Douglas Cole        100,000           3.42%      $   1.60        1/2004      $ 44,205.05      $ 97,681.60

Edward Mooney       100,000           3.42%      $   1.60        1/2004      $ 44,205.05      $ 97,681.60

Donald Sledge       100,000           3.42%      $   2.75       10/2004      $ 75,977.42      $167,890.25

Ross Mayfield        40,000           1.37%      $   2.50        7/2004      $ 27,628.15      $ 61,051.00

                     60,000           2.05%      $   2.75        7/2004      $ 45,586.45      $100,734.15

Paul Wescott        150,000           5.13%      $   2.75        9/2004      $113,966.13      $251,835.37


(1) The exercise prices of the options included in this table reflect the board's bona fide estimation of market value of the shares on the various grant dates. The shares underlying each of these options are restricted shares. In addition, Company shares are currently traded on the OTC Bulletin Board, making it difficult to determine the value of restricted shares of the same class.

                       COMPARATIVE STOCK PERFORMANCE CHART


     The graph below compares the 12 month total return to shareholders (stock price appreciation plus reinvested dividends) for the Company's common stock with the comparable return of two indices: the Russell 2000 Index and the Hambrecht & Quist Internet Index (the "Peer Group"). Representative companies in the Peer Group include the following companies: Amazon.com Inc., DoubleClick Inc., eBay Inc., Egghead.com Inc., E*TRADE Group Inc., Network Solutions, Inc., EarthLink Network, USWeb Corp., America OnLine, Intuit, Yahoo!, Microsoft Corp., Netscape Communications, and Internet Security Systems, Inc. The graph assumes investment of $100 in the Company's common stock and in each of the indices on December 18, 1998, when the stock first traded on OTC Bulletin Board, and that all dividends were reinvested.





                              [PERFORMANCE GRAPH]





                                               Cumulative Total Return
                                       ---------------------------------------
                                       12/18/1998     12/31/1998    12/31/1999
                                       ----------     ----------    ----------
NETAMERICA.COM CORP                       100.00        111.11        133.33
RUSSELL 2000                              100.00        103.14        101.60
HAMBRECHT & QUIST INTERNET                100.00        120.56        418.01

                      2000 STOCK OPTION AND INCENTIVE PLAN

     The Board of Directors has approved, and recommends that the shareholders approve, the adoption of the 2000 Stock Option and Incentive Plan for employees, officers and directors of, and consultants and advisors to, the Company and any subsidiary. The plan authorizes grants of Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"), in addition to restricted stock and restricted stock units. The plan was established to provide a simplified mechanism for the granting of stock options and restricted stock to eligible individuals.

     The board believes that the issuance of stock options, restricted stock and restricted stock units under the plan is beneficial to the Company as a means of promoting the success and enhancing the value of the Company by linking the personal interests of its employees, officers, directors, consultants and advisors to those of its shareholders and by providing such individuals with an incentive for outstanding performance. These incentives also provide the Company flexibility in its ability to attract and retain the services of individuals upon whose judgment, interest and special effort the successful conduct of the Company's operation is largely dependent. The following summary is qualified by reference to the 2000 Plan, a copy of which is attached hereto as Appendix B.

ADMINISTRATION

        The 2000 Plan will be administered by either the board or a committee of the board. Either the board or the committee will have the exclusive authority to administer the 2000 Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction.

ELIGIBILITY

     Persons eligible to participate in the plan include all employees, officers and directors of, and consultants and advisors to the Company and its subsidiaries, as determined by the board or board committee.

TERMINATION PROVISION

     Stock Options. The plan provides that in the event an individual ceases to be employed by the Company or its subsidiary for any reason other than death, disability or election or appointment as a director, each option which is exercisable on the individual's termination date must be exercised within ninety days after the termination date unless otherwise provided by the board or committee pursuant to the option grant. Each option that has not vested in accordance with the 2000 Plan will terminate immediately upon termination of the grantee's employment or other relationship with the Company or subsidiary. To the extent any ISOs are not exercised within three months after an individual's termination date, they will be treated as NQSOs.

     Restricted Stock Awards. In the event an individual ceases to be employed by the Company or its affiliates for any reason, other than death, disability or election or appointment as a director, shares of restricted stock or restricted stock units that have not vested or with respect to which all restrictions have not lapsed, shall be immediately forfeited, unless otherwise provided by the board or committee.

LIMITATION ON OPTIONS AND SHARES AVAILABLE

     An aggregate of 5,000,000 shares of the Company's common stock are available for grant under the plan. The maximum number of shares of stock that may be subject to one or more option grants to a single participant under the plan during any fiscal year is 1,000,000, during any time the Company has a class of equity security registered under Section 12 of the Securities Exchange Act of 1934.

DESCRIPTION OF THE AVAILABLE AWARDS

INCENTIVE STOCK OPTIONS

     An ISO is a stock option that satisfies the requirements specified in Internal Revenue Code Section 422. Under the Code, ISOs may only be granted to employees. In order for an option to qualify as an ISO, the price payable to exercise the option must equal or exceed the fair market value of the stock on the date of the grant, the option must lapse no later than 10 years from the date of the grant and the stock subject to ISOs that are first exercisable by an employee in any calendar year must not have a value of more than $100,000 as of the date of grant. Certain other requirements must also be met.

     An optionee will not be treated as receiving taxable income upon either the grant of an ISO or upon the exercise of an ISO. However, the difference between the exercise price and the fair market value on the date of exercise will be an item of tax preference at the time of exercise in determining liability for the alternative minimum tax, assuming that the stock is either transferable or is not subject to a substantial risk of forfeiture under Section 83 of the Code. If at the time of exercise, the common stock is both nontransferable and is subject to a substantial risk of forfeiture, the difference between the exercise price and the fair market value of the common stock (determined at the time the common stock becomes either transferable or not subject to a substantial risk of forfeiture) is a tax preference item in the year in which the common stock becomes either transferable or not subject to a substantial risk of forfeiture.

     If stock acquired by the exercise of an ISO is not sold or otherwise disposed of within two years from the date of its grant and is held for at least one year after the date such stock is transferred to the optionee, any gain or loss resulting from its disposition will be treated as long-term capital gain or loss. If such stock is disposed of before the expiration of the above-mentioned holding periods, a "disqualifying disposition" will occur. If a disqualifying disposition occurs, the optionee will realize ordinary income in the year of the disposition in an amount equal to the difference between the fair market value of the stock on the date of exercise and the exercise price, or the selling price of the stock and the exercise price, whichever is less. The balance of the optionee's gain on a disqualifying disposition, if any, will be taxed as capital gain.

     In the event an optionee exercises an ISO using stock acquired by a previous exercise of an ISO, unless the stock exchange occurs after the required holding periods, such exchange shall be deemed a disqualifying disposition of the stock exchanged.

     The Company will not be entitled to any tax deduction as a result of the grant or exercise of an ISO, or on a later disposition of the stock received, except that in the event of a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

NON-QUALIFIED STOCK OPTIONS

     An NQSO is any stock option other than an incentive stock option. Such options are referred to as "nonqualified" because they do not meet the requirements of, and are not eligible for, the favorable tax treatment provided by Section 422 of the Code.

     No taxable income will be realized by an optionee upon the grant of an NQSO, nor is the Company entitled to a tax deduction by reason of such grant. Upon the exercise of an NQSO, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price and the Company will be entitled to a corresponding tax deduction.

     Upon a subsequent sale or other disposition of stock acquired through exercise of an NQSO, the optionee will realize capital gain or loss to the extent of any intervening appreciation or depreciation. Such a resale by the optionee will have no tax consequence to the Company.

RESTRICTED STOCK AWARDS

     Under the restricted stock feature of the 2000 Plan, an eligible individual may be granted a specified number of shares of stock. However, vested rights to such stock are subject to certain restrictions or may be conditioned on the attainment of certain performance goals. If the recipient violates any of the restrictions during the period specified by the board or committee, or the performance standards fail to be satisfied, the stock is forfeited.

     A restricted stock award is taxable as ordinary income to the recipient at the time, and to the extent, the award is no longer subject to a risk of forfeiture. The recipient of a restricted stock award will recognize ordinary income equal to the excess of (a) fair market value of the stock received (determined as of the first time the shares are no longer subject to a risk of forfeiture) over (b) the amount, if any, paid for such stock by the recipient, and the Company will be entitled at that time to a tax deduction for the same amount.

     Instead of postponing the income tax consequences of a restricted stock award, the recipient may elect to include the fair market value of the stock covered by the award as income in the year the award is granted, in which case the Company will be entitled to a corresponding federal income tax deduction. This election is made under Section 83(b) of the Code by filing a written notice with the Internal Revenue Service office with which the recipient files his or her Federal income tax return. The notice must be filed within thirty (30) days of the date of grant and must meet certain technical requirements.

     The tax treatment of the subsequent disposition of restricted stock will depend upon whether the recipient has made a Section 83(b) election to include the value of the stock in income when awarded. If the recipient makes a Section 83(b) election, any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the stock and the fair market value of the stock on the date of grant. If no Section 83(b) election is made, any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the stock and the fair market value of the stock on the date the restrictions lapsed. The character of such capital gain or loss will depend upon the period the restricted stock is held.

RESTRICTED STOCK UNIT AWARDS

     Under the restricted stock unit feature of the 2000 Plan, an eligible individual may be granted a restricted stock unit award which provides the recipient the right to receive or purchase shares of stock in the future. Generally, restricted stock unit awards have no federal income tax consequences at the time of grant.

     The recipient of stock pursuant to a restricted stock unit award will recognize ordinary income equal to the excess of (a) fair market value of the stock received over (b) the amount, if any, paid for such stock by the recipient, and the Company will be entitled at that time to a tax deduction for the same amount.

     Upon a subsequent sale or other disposition of stock acquired through a restricted stock unit, the recipient will realize capital gain or loss to the extent of any intervening appreciation or depreciation. Such a resale by the recipient will have no tax consequence to the Company.

RECENT TAX CHANGES

     Section 162(m) of the Code, adopted as part of the Revenue Reconciliation Act of 1993, generally limits to $1 million the deduction that can be claimed by any publicly-held corporation for compensation paid to any covered employee in any taxable year. Performance-based compensation is outside the scope of the $1 million limitation and, hence, generally can be deducted by a publicly-held corporation without regard to amount, provided that, among other requirements, such compensation is approved by shareholders. Among the items of performance-based compensation that can be deducted without regard to amount (assuming shareholder approval and other applicable requirements are satisfied) is compensation associated with the exercise price of a stock option so long as the option has an exercise price equal to or greater than the fair market value of the underlying stock at the time of the option grant. All options granted under the plan that are intended to qualify as performance-based compensation will have an exercise price at least equal to the fair market value of the underlying stock on the date of grant.

AMENDMENT AND TERMINATION

     The Board of Directors may amend, suspend or terminate the plan at any time as to shares of stock as to which grants have not been awarded; provided, however, that shareholder approval is required for any amendment that would alter the 2000 Plan such that it does not comply with the Internal Revenue Code. Shareholder approval is also required to the extent necessary or desirable to comply with any applicable law, regulation or stock exchange rule.

     Except for limited circumstances described in the 2000 Plan, the board shall not amend, suspend or terminate the 2000 Plan without the consent of the grantee, where such amendment, suspension or termination will have the effect of altering or impairing the rights or obligations of any grant theretofore awarded.

ASSUMPTION OF OPTIONS BY SUCCESSORS

     The following events constitute a "Change in Control" for purposes of the 2000 Plan: (i) the dissolution or liquidation of the Company or a merger, consolidation or reorganization of the Company with one or more entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another entity or (iii) any transaction which results in any person or entity (other than persons who are shareholders or affiliates of the Company at the time the 2000 Plan is approved by the Company's shareholders) owning at least 80% of the combined voting power of all classes of stock of the Company. All outstanding restricted stock and restricted stock units shall be deemed to have vested and all applicable restrictions and conditions shall be deemed lapsed, immediately prior to the Change in Control. Fifteen days prior to a scheduled consummation of a Change in Control, all outstanding options granted pursuant to the 2000 Plan shall become immediately exercisable for a period of fifteen days. Exercise of any option during this fifteen-day period will be conditioned upon consummation of the event resulting in the Change in Control. Upon such consummation, all outstanding but unexercised options shall terminate.

     Immediate vesting of restricted stock, restricted stock units and all outstanding options shall not apply to any Change of Control context in which
(A) provision is made for the assumption of the options, restricted stock and restricted stock units previously granted, or for the substitution of options, restricted stock and restricted stock units of a successor entity (or parent or subsidiary thereof) with appropriate adjustments as to the number and kind of shares or units and exercise prices, in which case the 2000 Plan will continue to govern these options, restricted stock and restricted stock units or (B) a majority of the full Board of Directors determines that such Change of Control does not trigger application of this provision, as provided in the 2000 Plan.


                      EMPLOYMENT AND TERMINATION AGREEMENTS

     As part of our restructuring to focus on the business of RateXchange, Inc., Mr. Cole has agreed to resign his position as an executive officer of the Company, effective February 2000. Mr. Mooney resigned his positions as a director and an executive officer in February 2000. Pursuant to severance agreements the Company and Messrs.

Cole and Mooney will soon execute, Mr. Cole and Mr. Mooney will continue to provide consulting services to the Company during our transition phase. During this phase, Messrs. Cole and Mooney will receive consulting fees and six-month's severance pay. They may also receive performance bonuses, options to purchase shares of common stock and health insurance.

     Also in February 2000, the Company appointed Donald Sledge as its Chairman and Chief Executive Officer, Ross Mayfield as its President and Paul Wescott as its Chief Operating Officer, Secretary and Treasurer. As soon as reasonably practicable, the Company intends to execute separate employment agreements with Messrs. Sledge, Mayfield and Wescott. It is the Company's intent that each of these agreements will provide for the employment of each of these executive officers as officers of both NetAmerica.com and RateXchange. The Company also anticipates that these agreements will substantially resemble the terms and conditions already included in the employment agreements between these officers and RateXchange.

     Mr. Sledge's RateXchange, Inc. employment agreement provides for an annual base salary of $300,000, an annual incentive bonus of up to 50% of base salary, stock purchase rights, an expense reimbursement and other employee benefits. Pursuant to this agreement, Mr. Sledge's employment may be terminated for cause or upon death or disability so long as RateXchange pays all compensation owed as of the date of termination. Mr. Sledge's employment may be terminated without cause if RateXchange pays (1) severance pay equal to one year's annual salary and (2) a bonus payment of $150,000.

     Mr. Mayfield's RateXchange, Inc. employment agreement provides for an annual base salary of $165,000, an annual incentive bonus of $50,000, stock purchase rights and other employee benefits. Pursuant to this agreement, Mr. Mayfield's employment may be terminated for cause or upon death, and all obligations of RateXchange to pay compensation and provide benefits shall cease. Mr. Mayfield's employment may be terminated without cause if RateXchange pays Mr. Mayfield's base annual salary through July 2, 2000.

     Mr. Wescott's RateXchange, Inc. employment agreement provides for an annual base salary of $165,000, an annual incentive bonus of $50,000, stock purchase rights and other employee benefits.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Due to the closely held nature of the Company, it has engaged in certain transactions with its officers, directors, principal shareholders and affiliates. We believe that each of the transactions described below was entered into on terms no less favorable to us than could have been obtained from unaffiliated third parties. All transactions between the Company and its officers, directors, principal shareholders and affiliates were reviewed and passed upon by the Audit Committee of the Board of Directors.

- The Board of Directors of the Company authorized the issuance to Theodore Swindells, Douglas Cole and another unrelated party a total of 666,574 shares of common stock in exchange for a total of $66,657 in secured notes dated January 2, 1999. Mr. Swindells is a significant shareholder of the Company, either directly or through beneficial ownership of the Company's stock owned of record by Maroon Bells Capital Partners, Inc. Mr. Cole is a director and former executive officer of the Company. Interest on the notes was 6.5% APR and, together with any unpaid principal on the notes, was due on January 2, 2001. The greatest aggregate amount outstanding on the notes during 1999 was $70,990.13, on December 31, 1999. In February 2000, the parties fully satisfied their obligations under the January 2, 1999, notes. Because Messrs. Swindells and Cole paid the entire principal amount owed under these notes early at the Company's request, the Company agreed to waive unpaid accrued interest in the approximate amount of $4,700.

- On December 15, 1998, we entered into an advisory agreement with MBCP for 18 months with an automatic 12 month renewal. The Company anticipates renewing the contract until at least January 2001. MBCP, an investment banking firm, is one of our significant shareholders. Pursuant to the advisory agreement, MBCP provides certain advisory and business development services in exchange for a monthly advisory fee. In addition, MBCP will be paid a success fee upon the completion of certain merger and acquisition and business development activities on behalf of the Company. The cost of the MBCP consulting agreement to the Company during 1999 was $120,000 in monthly advisory fees, $315,800 in success fees for financings and acquisitions and warrants to purchase 250,000 shares of our common stock at a price of $2.75 per share. We anticipate paying to MBCP at least $120,000 in monthly advisory fees and at least $150,000 in structuring and financing success fees during 2000.

    Theodore Swindells is a principal of MBCP. Edward Mooney, a former director and executive officer of the Company, is an employee of MBCP. Mr. Mooney's interest in the consulting agreement is limited to his interest in MBCP as an employee of that company. Mr. Mooney is not a shareholder of MBCP.

- On December 18, 1998, Douglas Cole, a director and our former Chief Executive Officer, executed a promissory note to us under which Mr. Cole purchased 250,000 shares of our common stock at a price of $0.50 per share. The note is secured and accrues interest at a rate of six and one-half percent (6 1/2%) APR, with principal and interest due in two years on December 18, 2000. The largest aggregate amount owed by Mr. Cole during 1999 on this note was approximately $133,000 on December 31, 1999.

- On December 18, 1998, Edward Mooney, a former director and executive officer, executed a promissory note to us under which Mr. Mooney purchased 400,000 shares of our common stock at an average price of $0.2188 per share. The note was secured and accrued interest at a rate of six and one-half percent (6 1/2%) APR, with principal and interest due in two years on December 18, 2000. The largest aggregate amount owed by Mr. Mooney during 1999 was approximately $93,550 on December 31, 1999. In February 2000, Mr. Mooney paid the note in full, including all accrued interest.

- In March 1999, the Company sold 525,000 shares of common stock to Theodore Swindells in exchange for a note in the amount of $560,000 and bearing interest at a rate of six and one-half percent (6 1/2%) APR, due in March 2001. Mr. Swindells' obligation under this note was fully satisfied in February 2000. Because Mr. Swindells paid the entire principal amount owed under the note more than one year early, the Company agreed to waive all interest accrued in the amount of approximately $25,000.

- In conjunction with a private offering of the Company's securities, the Company anticipates that it may pay to the investment banking firm First Security Van Kasper a commission consisting of 7% of the aggregate proceeds of the offering and warrants to purchase shares of the Company's common stock in an amount equal to 7% of the amount purchased by investors at an exercise price of $14.40 per share. Mr. Merriman, a member of the Company's Board of Directors since February 2000, is a director of First Security Van Kasper, as well as its Managing Director and Head of the Equity Capital Markets Group.

       BOARD COMPENSATION COMMITTEE 1999 REPORT ON EXECUTIVE COMPENSATION

GENERAL COMPENSATION POLICY

     The Compensation Committee of the Board of Directors has exclusive authority to establish the level of compensation paid to the Company's executive officers. Compensation policies of the Committee are designed to attract, retain and motivate highly skilled executive officers by providing compensation that is comparable to that provided by our competitors for key personnel. It is the Committee's policy to offer executive officers competitive compensation that is based upon overall Company performance, individual contributions to the Company's financial success and the scope of responsibilities performed pursuant to particular offices.

     Currently, the Committee does not use quantitative methods or mathematical formulas to set any element of compensation for a particular executive officer. Instead, the Committee administers the executive compensation system through informal surveys of compensation programs of other similar companies and application of the subjective business judgment of each Committee member. In employing its discretion, the Committee principally considers for each component of an executive's compensation factors such as previous and anticipated Company performance, as well as demonstrated individual initiative and performance. The principal components of the Company's executive compensation include (i) annual base salary, (ii) bonus programs and (iii) equity awards. Currently, we do not contribute to any retirement programs or pension plans on behalf of our executive officers.

BASE SALARIES

     Annual base salaries for executive officers are initially determined by evaluating the scope of the responsibilities of the office and the experience and knowledge of the individual officer. A secondary consideration is the competitiveness of the marketplace for executive talent. The Committee establishes base salaries of its executives with the objective of ensuring that the salaries we offer remain competitive with those of similar companies.

     In establishing the annual base salaries of our executive officers, the Company's Board of Directors specifically assessed the responsibilities of the offices, evaluated the officers' level of experience, skills and knowledge relevant to the Company's business objectives and informally reviewed the compensation for executive officers of comparable companies. The Committee believes that the annual base salaries of our executive officers are appropriate when compared to salaries paid by other companies for the same offices, and in light of both the scope of responsibilities and anticipated performance, as well as previous related work experience and level of skill and knowledge of our officers.

     The Committee anticipates that it will periodically review the individual salaries of each of our executive officers. Adjustments to base salaries are made at the discretion of the Committee, which takes into consideration factors such as past and anticipated performance of the Company and the Committee's subjective perception of the individual's performance.

BONUSES

     Executive officer bonuses are designed to provide the Company flexibility in devising incentives for exceptional performance by our executive officers. Generally, cash bonus payouts are tied to achievement of company-wide performance goals, including stock performance. At its sole discretion, the Committee may award annual cash bonuses to the Company's executive officers. The amount of the performance bonus awarded, if any, is tied to both the level of our executive officers' performance and that of the Company.

     Nevertheless, bonuses available to our executive officers reflect the specific capitalization and development needs of the Company as a development-stage company. Thus, the Company has utilized the incentive of special cash fundraising bonuses for executive officers, which bonuses are granted in the event the Company obtains certain levels of aggregate net proceeds from borrowing and issuance of debt and equity securities. The Company has also employed special acquisition bonuses as an incentive for our executive officers to identify and consummate certain business combinations that promote the business objectives of the Company.

EQUITY AWARDS

     In granting stock options, the Company's goals are to attract, retain and motivate the highest caliber of executives by offering long-term compensation that links a meaningful portion of the executives' total compensation to the best interests of shareholders. Making stock options a significant component of executive compensation provides each executive officer with incentive to manage the Company from the perspective of an owner with an equity interest in the Company. The Committee also believes that, given the emerging market in which the Company operates and the Company's early stage of development, equity-based compensation provides the greatest incentive for outstanding executive performance.

CONCLUSION

     In conclusion, a significant portion of the Company's executive compensation is linked directly to individual performance of our executive officers as measured by the accomplishment of the Company's strategic goals and stock price appreciation. The Committee intends to continue the practice of linking executive compensation to Company performance, individual officer performance and stockholder return, realizing, of course, that the business cycle from time to time may result in an imbalance for a particular period.

                                                The Compensation Committee


                                                Douglas Cole

                                                Christopher Vizas

                                                Ronald Spears

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Prior to creating the Compensation Committee during 1999, members of the board performed all functions currently delegated to the committee. During 1999, the following directors served as Compensation Committee members: Douglas Cole, John Dixon and Douglas Glen. Currently, the Compensation Committee is composed of Douglas Cole, Christopher Vizas and Ronald Spears. John Dixon and Douglas Glen resigned from the Committee in February and March 2000 in conjunction with their resignations from the board.

     DOUGLAS COLE

     In addition to his membership on the Compensation Committee, until February 2000 Mr. Cole was the Company's Chief Executive Officer, President and Principal Financial Accounting Officer. Furthermore, in 1999, Mr. Cole served as Chief Executive Officer of PolarCap, Inc., our wholly-owned subsidiary and director of RateXchange, Inc., another subsidiary.

     Mr. Cole is acting Chief Executive Officer and a director of Fulcrum International, Inc. Mr. Glen, one of our Compensation Committee members, is also a director of this company and has served on its compensation committee or board equivalent.

     Mr. Cole is promisor on two notes held by the Company for the purchase of Company shares in the principal amounts of $22,257.40 and $125,000 and dated January 2, 1999, and December 18, 1998, respectively. Interest on both notes was 6 1/2 % APR, and, together with any unpaid principal on the notes, was due on January 2, 2001, and December 18, 2000, respectively. The greatest aggregate amount outstanding on the notes during 1999 was approximately $23,703 and $133,000, respectively, on December 31, 1999. In February 2000, Mr. Cole fully satisfied his obligations under the January 2, 1999 note; however, because Mr. Cole paid the entire principal amount owed under this note early at the Company's request, the Company agreed to waive unpaid accrued interest in the approximate amount of $1,500.

     JOHN DIXON

     During 1999, John Dixon was as a member of the Compensation Committee; however, he has never been an officer or employee of the Company or its subsidiaries. Mr. Dixon resigned as a director in February 2000.

     DOUGLAS GLEN

     During 1999, Douglas Glen was a member of the Compensation Committee; however, he has never been an officer or employee of the Company or its subsidiaries. Mr. Glen is a director of Fulcrum International, Inc. and has served on that company's compensation committee or board equivalent. Mr. Cole, one of our Compensation Committee members, is the acting Chief Executive Officer and a director of Fulcrum. Mr. Glen resigned as a director in March 2000.

     EDWARD MOONEY

     Mr. Mooney, who participated in board deliberations regarding executive officer compensation, also served as the Company's Executive Vice President, Secretary and Treasurer during 1999. Mr. Mooney resigned as both executive officer and director in February 2000. In addition, during 1999 Mr. Mooney served as Director and Secretary of RateXchange, Inc., one of our subsidiaries, and Director of Telenisus Corporation, one of our former subsidiaries. Currently, he is an employee of Maroon Bells Capital Partners, Inc., an investment banking firm that is a party to a consulting agreement with the Company.

      On December 15, 1998, we entered into an advisory agreement with Maroon Bells Capital Partners, Inc. for 18 months with an automatic 12 month renewal. The Company anticipates renewing the contract until at least January 2001. MBCP, an investment banking firm, is one of our significant shareholders. Pursuant to the advisory agreement, MBCP provides certain advisory and business development services in exchange for a monthly advisory fee. In addition, MBCP will be paid a success fee upon the completion of certain merger and acquisition and business development activities on behalf of the Company. The cost of the MBCP consulting agreement to the Company during 1999 was $120,000 in monthly advisory fees, $315,800 in success fees for financings and acquisitions and warrants to purchase 250,000 of our shares at $2.75 per share. We anticipate paying to MBCP at least $120,000 in monthly advisory fees and at least $150,000 in structuring and financing success fees during 2000.

     Mr. Mooney was promisor on a note held by the Company for purchase of 400,000 Company shares in the amount of $87,520 and dated December 18, 1998. The note was secured and accrued interest at a rate of six and one-half percent (6 1/2%) APR, with principal and interest due in two years on December 18, 2000. The largest aggregate amount owed by Mr. Mooney during 1999 was approximately $93,550 on December 31, 1999. In February 2000, Mr. Mooney paid the note in full, including all accrued interest.

     DONALD SLEDGE

     As a board member, Mr. Sledge participated in board deliberations regarding executive officer compensation. Mr. Sledge was appointed our Chief Executive Officer in February 2000 and also served as Chief Executive Officer of RateXchange, Inc. during 1999. Mr. Sledge's son is also an employee of RateXchange, Inc., earning a base salary of approximately $70,000 annually.

                              INDEPENDENT AUDITORS

     The independent auditing firm for the Company for fiscal years 1997 to 1999 was Crouch, Bierwolf & Chisholm. Representatives of Crouch, Bierwolf & Chisholm are not expected to attend the meeting, make a statement to shareholders or respond to questions.

                              SHAREHOLDER PROPOSALS

     If you wish to submit proposals to be included in NetAmerica.com's year 2001 proxy statement, we must receive them on or before December 1, 2000. Please address your proposals to the Corporate Secretary.

     If you wish to raise a matter before the shareholders at the year 2001 annual meeting, you must notify the Secretary in writing by not later than February 14, 2001. Please note that this requirement relates only to matters you wish to bring before your fellow shareholders at the annual meeting. It is separate from the SEC's requirements to have your proposal included in next year's proxy statement.

                             ADDITIONAL INFORMATION

     We have included with this proxy statement a copy of our annual report on Form 10-K dated December 31, 1999, which we incorporate by reference in its entirety. We will provide without charge to each person solicited, upon oral or written request of any such person, an additional copy of our Form 10-K, including the consolidated financial statements and the financial statement schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934. Direct any such correspondence to the Secretary of NetAmerica.com.

                                        NETAMERICA.COM CORPORATION

                                        Paul Wescott
                                        Chief Operating Officer and
                                         Secretary/Treasurer

                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                           NETAMERICA.COM CORPORATION

        NetAmerica.com Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

        FIRST: That the Board of Directors of the Corporation has duly adopted a resolution proposing and declaring advisable an Amendment to the Certificate of Incorporation of the Corporation changing the name of the Corporation to "RateXchange Corporation." The resolution setting forth the proposed amendment is as follows:

               RESOLVED, that the Certificate of Incorporation of NetAmerica.com Corporation be amended by changing Article thereof numbered "FIRST" so that, as amended, said Article shall be and read as follows:

               FIRST: THE NAME OF THIS CORPORATION IS RATEXCHANGE CORPORATION.

        SECOND: That the Board of Directors of the Corporation has adopted a resolution proposing and declaring advisable an Amendment to the Certificate of Incorporation of the Corporation restructuring the capitalization of the Corporation by authorizing 60,000,000 shares of preferred stock, having such rights and preferences as designated by the Board of Directors in its sole discretion upon issuance of said shares. The resolution setting forth the proposed amendment is as follows:

               RESOLVED, that the Certificate of Incorporation of NetAmerica.com Corporation be amended by deleting the Article thereof numbered "Fourth" in its entirety and, in lieu thereof, inserting a new Article to reflect the restructured capitalization of the Corporation which shall incorporate the following language:

               FOURTH: THE TOTAL NUMBER OF SHARES OF ALL CLASSES OF STOCK WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS 360,000,000, CONSISTING OF THE FOLLOWING:

                      (A) COMMON STOCK. THERE SHALL BE AUTHORIZED THREE HUNDRED
               MILLION (300,000,000) SHARES OF THE COMMON STOCK OF THE CORPORATION WITH A PAR VALUE OF $.0001. THE HOLDERS OF THE COMMON STOCK SHALL BE ENTITLED TO ONE VOTE FOR EACH SHARE ON ALL MATTERS REQUIRED OR PERMITTED TO BE VOTED ON BY STOCKHOLDERS OF THE CORPORATION; AND

                      (B) PREFERRED STOCK. THERE SHALL BE AUTHORIZED SIXTY
               MILLION SHARES (60,000,000) OF BLANK CHECK PREFERRED STOCK WHICH MAY BE CREATED AND ISSUED FROM TIME TO TIME, WITH SUCH PREFERENCES, RIGHTS AND QUALIFICATIONS AS SHALL BE STATED AND EXPRESSED IN THE RESOLUTION OR RESOLUTIONS PROVIDING FOR THE CREATION AND ISSUANCE OF SUCH PREFERRED STOCK AS ADOPTED BY THE BOARD OF DIRECTORS PURSUANT TO THE AUTHORITY IN THIS PARAGRAPH GIVEN.

        THIRD: That on April 20, 2000, the aforesaid amendments were duly adopted by shareholder vote in accordance with the applicable provisions of
Section 242 and Section 211 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its authorized officer this _____ day of April 2000.



                                             By:




                                             ---------------------------------
                                             Ross Mayfield, President
                                             NetAmerica.com Corporation.

                                   APPENDIX B

                      2000 STOCK OPTION AND INCENTIVE PLAN

                      2000 STOCK OPTION AND INCENTIVE PLAN

        RateXchange Corporation, a Delaware corporation (the "Company"), sets forth herein the terms of its 2000 Stock Option and Incentive Plan (the "Plan") as follows:

1.      PURPOSE

       The Plan is intended to enhance the Company's and its subsidiaries' (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Company and its affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock and restricted stock units in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.      DEFINITIONS

       For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

        2.1 "Affiliate" of, or person "affiliated" with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

        2.2 "Award Agreement" means the stock option agreement, restricted stock agreement, restricted stock unit agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

        2.3 "Benefit Arrangement" shall have the meaning set forth in SECTION 14 hereof.

        2.4    "Board" means the Board of Directors of the Company.

        2.5 "Change of Control" means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are shareholders or affiliates of the Company at the time the Plan is approved by the Company's shareholders) owning 80% or more of the combined voting power of all classes of stock of the Company.

        2.6 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

        2.7 "Committee" means a committee of, and designated from time to time by resolution of, the Board.

        2.8    "Company" means RateXchange Corporation.

        2.9 "Effective Date" means February 28, 2000, the date the Plan was approved by the Board.

        2.10 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

        2.11 "Fair Market Value" means the closing price of the Stock on the OTC Bulletin Board or the Nasdaq Stock Market on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported.

        2.12 "Family Member" means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests.

        2.13 "Grant" means an award of an Option, Restricted Stock or Restricted Stock Unit under the Plan.

        2.14 "Grant Date" means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves a Grant, (ii) the date on which the recipient of a Grant first becomes eligible to receive a Grant under SECTION 6 hereof, or (iii) such other date as may be specified by the Board or such Committee.

        2.15 "Grantee" means a person who receives or holds an Option, Restricted Stock or Restricted Stock Unit under the Plan.

        2.16 "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

        2.17 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

        2.18 "Option Period" means the period during which Options may be exercised as set forth in SECTION 10 hereof.

        2.19 "Option Price" means the purchase price for each share of Stock subject to an Option.

        2.20 "Other Agreement" shall have the meaning set forth in SECTION 14 hereof.

        2.21   "Plan" means this 2000 Stock Option and Incentive Plan.

        2.22 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

        2.23 "Restricted Period" means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to SECTION 12.2 hereof.

        2.24 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to SECTION 12 hereof, that are subject to restrictions and to a risk of forfeiture.

        2.25 "Restricted Stock Unit" means a unit awarded to a Grantee pursuant to SECTION 12 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

        2.26 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

        2.27   "Stock" means the common stock of the Company.

        2.28 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

        2.29 "Termination Date" means the date upon which an Option shall terminate or expire, as set forth in SECTION 10.2 hereof.

3.      ADMINISTRATION OF THE PLAN

        3.1    BOARD.

        The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive.

        3.2    COMMITTEE.

        The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in SECTION 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Grant or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive.

        3.3    GRANTS.

       Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Grant to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to a Grant, (iv) to establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),
(v) to prescribe the form of each Award Agreement evidencing a Grant, and (vi) to amend, modify, or supplement the terms of any outstanding Grant. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such subsequent Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any affiliate thereof or any confidentiality obligation with respect to the Company or any affiliate thereof or otherwise in competition with the Company, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an affiliate thereof and is terminated "for cause" as defined in the applicable Award Agreement. The Board may permit or require the deferral of any award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents.

        3.4    NO LIABILITY.

       No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

4.      STOCK SUBJECT TO THE PLAN

        Subject to adjustment as provided in SECTION 17 hereof, the number of shares of Stock available for issuance under the Plan shall be five million (5,000,000). Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the



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

aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

5.      EFFECTIVE DATE AND TERM OF THE PLAN

        5.1    EFFECTIVE DATE.

       The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date, by a majority of the votes cast on the proposal at a meeting of shareholders, provided that a quorum is present or by the written consent of the holders of a majority of the Company's shares of Stock entitled to vote. Upon approval of the Plan by the shareholders of the Company as set forth above, all Grants made under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date. If the shareholders fail to approve the Plan within one year after the Effective Date, any Grants made hereunder shall be null and void and of no effect.

        5.2    TERM.

       The Plan has no termination date; however, no Incentive Stock Option may be granted under the Plan on or after the tenth anniversary of the Effective Date.

6.      OPTION GRANTS

        6.1    EMPLOYEES OR CONSULTANTS.

       Grants (including Grants of Incentive Stock Options, subject to SECTION 7.1) may be made under the Plan to any employee, officer or director of, or any consultant or advisor to, the Company or any Subsidiary, as the Board shall determine and designate from time to time.

        6.2    SUCCESSIVE GRANTS.

       An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

7.      LIMITATIONS ON GRANTS

        7.1    LIMITATIONS ON INCENTIVE STOCK OPTIONS.

       An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

        7.2    LIMITATION ON SHARES OF STOCK SUBJECT TO GRANTS.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for a Grant under Section 6 hereof is one million (1,000,000) per year.

8.      AWARD AGREEMENT

       Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.

9.      OPTION PRICE

        The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. In the case of an Incentive Stock Option the Option Price shall be the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company's outstanding shares of Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

10.     VESTING, TERM AND EXERCISE OF OPTIONS

        10.1   VESTING AND OPTION PERIOD.

       Subject to SECTIONS 10.2 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this SECTION 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the "Option Period" with respect to such Option.

        10.2   TERM.

       Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding shares of Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

        10.3   ACCELERATION.

       Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in SECTION 5.1 hereof.

        10.4   TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

        Unless otherwise provided by the Board, upon the termination of a Grantee's employment or other relationship with the Company or any Subsidiary other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of SECTION
10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of SECTION 10.1 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Grantee's termination of employment or other relationship (or, if such 90th day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a termination of employment or other relationship shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company or an affiliate.

        10.5   RIGHTS IN THE EVENT OF DEATH.

        Unless otherwise provided by the Board, if a Grantee dies while employed by or providing services to the Company or Subsidiary, all Options granted to such Grantee shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee's estate shall have the right, at any time within one year after the date of such Grantee's death and prior to termination of the Option pursuant to SECTION 10.2 above, to exercise any Option held by such Grantee at the date of such Grantee's death.

        10.6   RIGHTS IN THE EVENT OF DISABILITY.

       Unless otherwise provided by the Board, if a Grantee's employment or other relationship with the Company or Subsidiary is terminated by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, all Options granted to such Grantee shall fully vest on the date of permanent and total disability, and the Grantee shall have the right, at any time within one year after the date of such Grantee's permanent and total disability and prior to termination of the Option pursuant to SECTION
10.2 above, to exercise any Option held by such Grantee. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

        10.7   LIMITATIONS ON EXERCISE OF OPTION.

       Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in SECTION 17 hereof which results in termination of the Option.

        10.8   METHOD OF EXERCISE.

        An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents acceptable to the Company; (ii) to the extent permitted by law and at the Board's discretion, through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) to the extent permitted by law and at the Board's discretion, by a combination of the methods described in (i) and (ii). In addition and unless the Board provides otherwise in the Award Agreement, payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in SECTION 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

        10.9   DELIVERY OF STOCK CERTIFICATES.

       Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing such Grantee's ownership of the shares of Stock subject to the Option.

11.     TRANSFERABILITY OF OPTIONS

        11.1   TRANSFERABILITY OF OPTIONS

        Except as provided in SECTION 11.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in SECTION 11.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

        11.2   TRANSFERS.

               A.     FAMILY TRANSFERS

        If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this SECTION 11.2, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this SECTION 11.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this SECTION 11.2 or by will or the laws of descent and distribution. The events of termination of employment or other relationship of SECTION 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in SECTIONS 10.4, 10.5, or 10.6.

               B.     COMPANY APPROVED TRANSFERS

        If authorized in the applicable Award Agreement, a Grantee may transfer all or part of an option which is not an Incentive Stock Option to any employee or co-worker of such Grantee after written approval of the Board.

12.     RESTRICTED STOCK AND RESTRICTED STOCK UNITS

        12.1   GRANT OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS.

       The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Grants under SECTION 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

        12.2   RESTRICTIONS.

        At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock or Restricted Stock Units. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Such performance objectives shall be established in writing by the Board prior to the ninetieth day of the year in which the Grant is made and while the outcome is substantially uncertain. Performance objectives shall be based on a number of factors including, but not limited to, Stock price, market share, sales, earnings per share, return on equity or costs. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. Subject to the fourth sentence of this SECTION 12.2, the Board also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock or Restricted Stock Units. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

        12.3   RESTRICTED STOCK CERTIFICATES.

        The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the



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

Company shall hold such certificates for the Grantees' benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

        12.4   RIGHTS OF HOLDERS OF RESTRICTED STOCK.

       Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be subject to the restrictions applicable to the original Grant.

        12.5   RIGHTS OF HOLDERS OF RESTRICTED STOCK UNITS.

       Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

        12.6   TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

       Unless otherwise provided by the Board, upon the termination of a Grantee's employment or other relationship with the Company or Subsidiary other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any shares of Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a termination of employment or other relationship shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company or an affiliate.

        12.7   RIGHTS IN THE EVENT OF DEATH.

       Unless otherwise provided by the Board, if a Grantee dies while employed by the Company or Subsidiary, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee's estate.

        12.8   RIGHTS IN THE EVENT OF DISABILITY.

       Unless otherwise provided by the Board, if a Grantee's employment or other relationship with the Company or Subsidiary is terminated by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service, subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

        12.9   DELIVERY OF STOCK AND PAYMENT THEREFOR.

        Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, upon payment by the Grantee to the Company, in cash or by check, of the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units or (ii) the purchase price, if any, specified in the Award agreement relating to such Restricted Stock or Restricted Stock Units, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

13.     CERTAIN PROVISIONS APPLICABLE TO AWARDS

        13.1   STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE GRANTS

        Grants under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Grant or any award granted under another plan of the Company, any affiliate or any business entity to be acquired by the Company or an affiliate, or any other right of a Grantee to receive payment from the Company or any affiliate. Such additional, tandem and substitute or exchange Grants may be awarded at any time. If a Grant is awarded in substitution or exchange for another Grant, the Board shall require the surrender of such other Grant in consideration for the new Grant. In addition, Grants may be made in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any affiliate, in which the value of Stock subject to the Grant is equivalent in value to the cash compensation (for example, Restricted Stock), or in which the exercise price, grant price or purchase price of the Grant in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

        13.2   TERM OF GRANT.

        The term of each Grant shall be for such period as may be determined by the Board; provided that in no event shall the term of any Option exceed a period of ten years (or such shorter term as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

        13.3   FORM AND TIMING OF PAYMENT UNDER GRANTS; DEFERRALS.

        Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or an affiliate upon the exercise of an Option or other Grant may be made in such forms as the Board shall determine, including, without limitation, cash, Stock, other Grants or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Grant may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Board or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Board or permitted at the election of the Grantee on terms and conditions established by the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of dividend equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

14.     PARACHUTE LIMITATIONS

        Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested
(i) to the extent that such right to exercise, vesting, payment or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment or benefit under this Plan, in conjunction with all other rights, payments or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause
(ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments or benefits under this Plan, any Other Agreements and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

15.     REQUIREMENTS OF LAW

        15.1   GENERAL.

        The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising a right emanating from such Grant, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any right emanating from such Grant or the delivery of any shares of Restricted Stock or Stock underlying Restricted Stock Units, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

        15.2   RULE 16b-3.

       During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

16.     AMENDMENT AND TERMINATION OF THE PLAN

       The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Grants have not been made; provided, however, that the Board shall not, without approval of the Company's shareholders, amend the Plan such that it does not comply with the Code. Except as permitted under this SECTION 16 or SECTION 17 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

17.     EFFECT OF CHANGES IN CAPITALIZATION

        17.1   CHANGES IN STOCK.

        If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which Grants of Options, Restricted Stock and Restricted Stock Units may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall be, to the extent practicable, the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

        17.2 REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING ENTITY AND IN WHICH NO CHANGE OF CONTROL OCCURS.

        Subject to SECTION 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities and in which no Change of Control occurs, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

        17.3 REORGANIZATION, SALE OF ASSETS OR SALE OF STOCK WHICH INVOLVES A CHANGE OF CONTROL.

       Subject to the exceptions set forth in the last sentence of this SECTION 17.3, (i) upon the occurrence of a Change of Control, all outstanding shares of Restricted Stock and Restricted Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock and Restricted Stock Units shall be deemed to have lapsed, immediately prior to the occurrence of such Change of Control, and (ii) fifteen days prior to the scheduled consummation of a Change of Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any Change of Control, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders. This SECTION 17.3 shall not apply to any Change of Control to the extent that (A) provision is made in writing in connection with such Change of Control for the assumption of the Options, Restricted Stock and Restricted Stock Units theretofore granted, or for the substitution for such Options, Restricted Stock and Restricted Stock Units of new options, restricted stock and restricted stock units covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options, Restricted Stock and Restricted Stock Units theretofore granted shall continue in the manner and under the terms so provided or (B) a majority of the full Board determines that such Change of Control shall not trigger application of the provisions of this SECTION 17.3.

        17.4   ADJUSTMENTS.

       Adjustments under this SECTION 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

        17.5   NO LIMITATIONS ON COMPANY.

       The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

18.     DISCLAIMER OF RIGHTS

        No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or any affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

19.     NONEXCLUSIVITY OF THE PLAN

       Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

20.     WITHHOLDING TAXES

        The Company or any affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Restricted Stock Units or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse or exercise, the Grantee shall pay to the Company or affiliate, as the case may be, any amount that the Company or affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the affiliate, which may be withheld by the Company or the affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the affiliate to withhold shares of Stock otherwise issuable to the Grantee in an amount equal to the statutory withholding amount or (ii) by delivering to the Company or the affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this SECTION 20 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

21.     CAPTIONS

       The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

22.     OTHER PROVISIONS

       Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

23.     NUMBER AND GENDER

       With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

24.     SEVERABILITY

       If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

25.     POOLING

        In the event any provision of the Plan or the Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in an Award Agreement that a Grantee who receives a Grant under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.

26.     GOVERNING LAW

        The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Delaware (excluding the choice of law rules thereof).

27.     NONTRANSFERABILITY OF SHARES

        A Grantee shall not sell, pledge, assign, gift, transfer, or otherwise dispose of any shares of stock acquired pursuant to a Grant.

28.     BLUE SKY PROVISIONS REQUIRED TO BE SET FORTH IN THE PLAN

        28.1   CALIFORNIA PROVISIONS

        Notwithstanding the foregoing sections, any Grant made under the Plan to a Grantee who is a resident of the State of California on the Grant Date shall be subject to the following additional terms and conditions:

           A. For the purpose of Grants which are not Incentive Stock Options, Fair Market Value shall be determined in a manner not inconsistent with Section 260.140.50 of the California Code of Regulations or any successor statute, and the exercise price of any non-incentive stock option shall not be less than 85% of Fair Market Value on the date of grant.

           B. Grants may not be made under the Plan to Grantees ten years after the earlier of: (i) the date the Plan was adopted by the Board or
               (ii) the date the Plan was approved by the shareholders of the Company.

           C. An Option granted under the Plan to a Grantee who is a person who owns stock possessing more than ten percent of the combined voting power of all classes of stock of the Company or its parent or its Subsidiary corporations shall have an Option Price of at least 110% of the Fair Market Value of a share of Stock on the Grant Date.

           D. Any Option granted under the Plan to a Grantee who is not an officer, director, or consultant of the Company or its affiliates shall become exercisable at a rate of at least twenty percent (20%) of the shares of Stock subject to such Grant per year for a period of five years from the Grant Date; provided, that, such Option shall be subject to such reasonable forfeiture conditions as the Board may choose to impose and which are not inconsistent with Section 260.140.41 of the California Code of Regulations or any successor statute.

           E. The Company shall deliver to the Grantee financial statements on an annual basis regarding the Company. The financial statements so provided shall comply with Section 260.140.46 of the California Code of Regulations or any successor statute, but need not comply with Section 260.613 of the California Code of Regulations or any successor statute.

           F. Any transfer of an Option granted under the Plan authorized by the Board in an Award Agreement must comply with Section 260.140.41(d) of the California Code of Regulations or any successor statute.

           G. A grant which authorizes a Grantee to purchase Stock under the Plan (other than a non-qualified stock option) shall not be transferable other than by will or the laws of descent and distribution.

           H. Unless a Grantee's employment is terminated for cause as defined by applicable law, the Grantee shall have the right to exercise an Option, prior to the termination of the Option in accordance with SECTION 10 and only to the extent that the Grantee was entitled to exercise such Option on the date employment terminates, as follows: (i) at least six (6) months from the date of termination if the termination was caused by the Grantee's death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), and (ii) at least thirty (30) days from the date of termination if termination was caused by other than death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of the Grantee.

           I. The purchase price for a grant of Restricted Stock or Restricted Stock Units shall be at least 85% of the Fair Market Value of the Stock on the Grant Date and at least 100% of the Fair Market Value of Stock on the Grant Date in the case of a person who owns stock possessing more than ten percent of the combined voting power of all classes of stock of the Company or its parent or its Subsidiary corporations.

           J. At no time shall the total number of shares of Stock issuable upon exercise of all outstanding Options and the total number of shares provided for under all stock bonus or similar plans of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section
               260.140.45 of the California Code of Regulations or any successor statute.

           K. Grants may be made only to persons who are employees, directors, or consultants of the Company or its affiliates.

        If the Stock is listed on an established national or regional stock exchange or is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established securities market, the restrictions of this SECTION 28.1 shall terminate as of the first date that the Stock is so listed, quoted or publicly traded.

        28.2   FLORIDA, VIRGINIA AND MISSOURI PROVISIONS.

        Notwithstanding SECTION 6:

               (a) a resident of Florida or Virginia who is not an employee or director of the Company or an employee of any wholly-owned subsidiary of the Company shall not be eligible to receive a Grant under the Plan; and

               (b) a resident of Missouri who is not an employee of the Company or an employee of any wholly-owned subsidiary of the Company shall not be eligible to receive a Grant under the Plan.

                                      * * *

                               TABLE OF CONTENTS


1.      PURPOSE.............................................................................1
2.      DEFINITIONS.........................................................................1
3.      ADMINISTRATION OF THE PLAN..........................................................3
        3.1    BOARD........................................................................3
        3.2    COMMITTEE....................................................................3
        3.3    GRANTS.......................................................................3
        3.4    NO LIABILITY.................................................................3
4.      STOCK SUBJECT TO THE PLAN...........................................................3
5.      EFFECTIVE DATE AND TERM OF THE PLAN.................................................4
        5.1    EFFECTIVE DATE...............................................................4
        5.2    TERM.........................................................................4
6.      OPTION GRANTS.......................................................................4
        6.1    EMPLOYEES OR CONSULTANTS.....................................................4
        6.2    SUCCESSIVE GRANTS............................................................4
7.      LIMITATIONS ON GRANTS...............................................................4
        7.1    LIMITATIONS ON INCENTIVE STOCK OPTIONS.......................................4
        7.2    LIMITATION ON SHARES OF STOCK SUBJECT TO GRANTS..............................4
8.      AWARD AGREEMENT.....................................................................4
9.      OPTION PRICE........................................................................5
10.     VESTING, TERM AND EXERCISE OF OPTIONS...............................................5
        10.1   VESTING AND OPTION PERIOD....................................................5
        10.2   TERM.........................................................................5
        10.3   ACCELERATION.................................................................5
        10.4   TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP..............................5
        10.5   RIGHTS IN THE EVENT OF DEATH.................................................5
        10.6   RIGHTS IN THE EVENT OF DISABILITY............................................6
        10.7   LIMITATIONS ON EXERCISE OF OPTION............................................6
        10.8   METHOD OF EXERCISE...........................................................6
        10.9   DELIVERY OF STOCK CERTIFICATES...............................................6
11.     TRANSFERABILITY OF OPTIONS..........................................................7
        11.1   TRANSFERABILITY OF OPTIONS...................................................7
        11.2   TRANSFERS....................................................................7
12.     RESTRICTED STOCK AND RESTRICTED STOCK UNITS.........................................7
        12.1   GRANT OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS..........................7
        12.2   RESTRICTIONS.................................................................7
        12.3   RESTRICTED STOCK CERTIFICATES................................................7
        12.4   RIGHTS OF HOLDERS OF RESTRICTED STOCK........................................8
        12.5   RIGHTS OF HOLDERS OF RESTRICTED STOCK UNITS..................................8
        12.6   TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP..............................8
        12.7   RIGHTS IN THE EVENT OF DEATH.................................................8
        12.8   RIGHTS IN THE EVENT OF DISABILITY............................................8
        12.9   DELIVERY OF STOCK AND PAYMENT THEREFOR.......................................8
13.     CERTAIN PROVISIONS APPLICABLE TO AWARDS.............................................9
        13.1   STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE GRANTS.......................9
        13.2   TERM OF GRANT................................................................9
        13.3   FORM AND TIMING OF PAYMENT UNDER GRANTS; DEFERRALS...........................9
14.     PARACHUTE LIMITATIONS...............................................................9
15.     REQUIREMENTS OF LAW................................................................10
        15.1   GENERAL.....................................................................10
        15.2   RULE 16B-3..................................................................10
16.     AMENDMENT AND TERMINATION OF THE PLAN..............................................10
17.     EFFECT OF CHANGES IN CAPITALIZATION................................................10
        17.1   CHANGES IN STOCK............................................................10
        17.2   REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING ENTITY AND IN
               WHICH NO CHANGE OF CONTROL OCCURS...........................................11
        17.3   REORGANIZATION, SALE OF ASSETS OR SALE OF STOCK WHICH INVOLVES A CHANGE
               OF CONTROL..................................................................11
        17.4   ADJUSTMENTS.................................................................11
        17.5   NO LIMITATIONS ON COMPANY...................................................11
18.     DISCLAIMER OF RIGHTS...............................................................11
19.     NONEXCLUSIVITY OF THE PLAN.........................................................12
20.     WITHHOLDING TAXES..................................................................12
21.     CAPTIONS...........................................................................12

22.     OTHER PROVISIONS...................................................................12
23.     NUMBER AND GENDER..................................................................12
24.     SEVERABILITY.......................................................................12
25.     POOLING............................................................................12
26.     GOVERNING LAW......................................................................13
27.     NONTRANSFERABILITY OF SHARES.......................................................13
28.     BLUE SKY PROVISIONS REQUIRED TO BE SET FORTH IN THE PLAN...........................13
        28.1   CALIFORNIA PROVISIONS.......................................................13
        28.2   FLORIDA, VIRGINIA AND MISSOURI PROVISIONS...................................14

                                      PROXY
                           NETAMERICA.COM CORPORATION
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 20, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Donald Sledge and Ross Mayfield and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse, all shares of common stock of NetAmerica.com Corporation, a Delaware corporation, held of record by the undersigned, on March 27, 2000, at the annual meeting of shareholders to be held on Thursday, April 20, 2000, at 10:00 a.m., pacific standard time, at The Park Hyatt Hotel, 333 Battery Street, San Francisco, California 94111, or at any adjournment or postponement thereof, upon the matters set forth on the reverse, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES NAMED ON THE REVERSE, "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY NAME TO RATEXCHANGE CORPORATION, "FOR" THE PROPOSAL TO ADOPT THE 2000 STOCK OPTION AND INCENTIVE PLAN AND "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION AUTHORIZING 60,000,000 SHARES OF BLANK CHECK PREFERRED STOCK. PLEASE COMPLETE, SIGN AND DATE THIS PROXY WHERE INDICATED AND RETURN PROMPTLY IN THE ACCOMPANYING PREPAID ENVELOPE.

                         (To be Signed on Reverse Side.)

SIDE 2

1. Election of Directors. This proxy will be voted for each of the nominees identified in the proxy statement at the annual meeting of shareholders unless authority to vote for one or more of the nominees is expressly withheld.

                      [ ]    For All Nominees

                      [ ]    Withhold Authority to Vote for any individual
                      nominee (TO WITHHOLD AUTHORITY FOR ONE OR MORE INDIVIDUAL NOMINEES, CROSS OUT THE NAME OF EACH SUCH PERSON).

                      Douglas Cole

                      Jonathan Merriman

                      Ronald Spears

                      Donald Sledge

                      Christopher Vizas

                      [ ]    Abstain

2. Proposal to amend the Company's Certificate of Incorporation to change the name of the Company from NetAmerica.com Corporation to RateXchange Corporation.

                      [ ]    For    [ ]     Against       [ ]    Abstain

3.    Proposal to adopt the 2000 Stock Option and Incentive Plan.

                      [ ]    For    [ ]     Against       [ ]    Abstain

4. Proposal to amend the Company's Certificate of Incorporation authorizing 60,000,000 shares of preferred stock.

                      [ ]    For    [ ]     Against       [ ]    Abstain

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

                      [ ]    For    [ ]     Against       [ ]    Abstain

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.


Signature                                 Date
          -------------------------           --------


Signature                                 Date
          -------------------------           --------


NOTE: Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.